Exhibit 99.1

Paya Holdings Inc. Announces Third Quarter 2020 Results

ATLANTA, GA, November 9, 2020 (GLOBE NEWSWIRE) – Paya Holdings Inc. (“Paya Holdings”, “Paya” or the “Company”) (NASDAQ: PAYA), a leading provider of integrated payment and commerce solutions, today reported financial results for its third quarter ended September 30, 2020.

“As Paya begins a new chapter as a publicly-traded company, we are pleased to report solid third quarter financial results that reflect strong execution of our growth strategy. Our results this quarter, as well our year-to-date performance, demonstrate the power and durability of integrated payments, particularly in our attractive end markets,” said Jeff Hack, CEO of Paya. “Even amid the COVID-19 pandemic, Paya returned to year-over-year revenue growth, reported positive net income, continued to achieve year-over-year EBITDA growth, and saw improving volume figures throughout the third quarter. We also executed well against our key growth initiatives, including strong progress implementing significant new partnerships; key wins in the education and healthcare verticals; and our acquisition of The Payment Group, a leading integrated payment provider focused on the local government and municipality sectors, which closed on October 1st. As we continue to expand our business and build long-term shareholder value, Paya is well-positioned to capitalize on the significant opportunities available to us.”

Third Quarter 2020 Financial Highlights

●	Payment volume was $8.7 billion, an increase of 7.6% from $8.0 billion for the third quarter of 2019.
●	Total revenue was $51.8 million, an increase of 2.4% from $50.6 million for the third quarter of 2019.
●	Integrated Solutions segment revenue was $30.4 million, an increase of 2.7% from $29.6 million for the third quarter of 2019.
●	Payment Services segment revenue was $21.4 million, an increase of 1.9% from $21.0 million for the third quarter of 2019.
●	Gross profit was $25.9 million, resulting in a gross profit margin of 50.0%, as compared to $25.8 million with a gross profit margin of 51.0% for the third quarter of 2019.
●	Net income was $1.6 million, compared to a net loss of $(0.6) million for the third quarter of 2019.
●	Adjusted EBITDA was $13.5 million, an increase of 10.7% from $12.2 million for the third quarter of 2019.
●	Adjusted Net Income was $8.2 million, an increase of 17.1% from $7.0 million for the third quarter of 2019.
●	Ended September 30, 2020 with $32.3 million of cash and $229.3 million of gross debt.

Basis of Presentation

The financial information for the three and nine months ended September 30, 2020 and the three and nine months ended September 30, 2019 included in this press release reflects, and is based upon, information of Paya prior to giving effect to the business combination with FinTech Acquisition Corp. III Parent Corp. completed on October 16, 2020 (as further discussed below).

Business Combination

On October 16, 2020, Paya and FinTech Acquisition Corp. III (“FinTech”), a special purpose acquisition company, announced that they completed the previously announced business combination under which all of the equity interest of GTCR Ultra-Holdings II, LLC  was contributed to the Company and a subsidiary of the Company merged with and into FinTech, with each outstanding share of FinTech common stock converting into one share of Paya common stock. Upon completion of the business combination, the Company changed its name from FinTech Acquisition Corp. III Parent Corp. to Paya Holdings Inc., and its common stock and warrants began trading on the Nasdaq Stock Market under the ticker symbols “PAYA” and “PAYAW,” respectively, on October 19, 2020.

Subsequent Events

On September 21, 2020, the Company entered into a purchase agreement with TPG Holdco, Inc. (“TPG”) to acquire TPG for an aggregate purchase price of approximately $21.0 million in cash. TPG specializes in providing integrated payments solutions to local municipalities for court, utility, license and permit payments. The Company closed the transaction on October 1, 2020.

Conference Call

The Company has scheduled a conference call for November 9, 2020 at 8:00 a.m. Eastern Time to discuss the third quarter 2020 results.

The conference call will be available by live webcast through the Investors section of Paya’s website at www.Paya.com or by dialing in as follows:

Domestic:	1-833-665-0668
International:	1-914-987-7320
Conference ID:	4674947

Please register for the webcast or dial into the conference call approximately 15 minutes prior to the scheduled start time.

A replay of the conference call will be available for approximately 30 days and can be accessed through the Investors section of Paya’s website or by dialing 1-855-859-2056 (for Domestic callers), or 1-404-537-3406 (for International callers), with passcode 4674947.

About Paya

Paya is a leading provider of integrated payment and frictionless commerce solutions that help customers accept and make payments, expedite receipt of money, and increase operating efficiencies. The company processes over $30 billion of annual payment volume across credit/debit card, ACH, and check, making it a top 20 provider of payment processing in the US and number 6 overall in e-Commerce. Paya serves more than 100,000 customers through over 2,000 key distribution partners focused on targeted, high growth verticals such as healthcare, education, non-profit, government, utilities, and other B2B goods and services. The business has built its foundation on offering robust integrations into front-end CRM and back-end accounting systems to enhance customer experience and workflow. Paya is headquartered in Atlanta, GA, with offices in Reston, VA, Fort Walton Beach, FL, Dayton, OH, Mt. Vernon, OH and Dallas, TX.

Cautionary Statement Regarding Forward Looking Statements

Certain statements made in this press release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” “will,” “approximately,” “shall” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Forward-looking statements in this press release may include, for example, statements about the benefits of the Business Combination and the future financial performance.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. You should not place undue reliance on such statements as we cannot assure you that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: exposure to economic conditions and political risk affecting the consumer loan market and consumer and commercial spending; the impacts of the ongoing COVID-19 coronavirus pandemic and the actions taken to control or mitigate its spread (which impacts are highly uncertain and cannot be reasonably estimated or predicted at this time); the ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; changes in applicable laws or regulations; changes in the payment processing market in which Paya competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that Paya targets; risks relating to Paya’s relationships within the payment ecosystem; risk that Paya may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to Paya; the risk that Paya may not be able to develop and maintain effective internal controls and other risks and uncertainties.

We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

(1)	Non-GAAP Financial Measures

This press release contains historical non-GAAP financial measures including Payment volume, Adjusted EBITDA, Reconciliation of Net income, (loss) to Adjusted Net Income, Segment gross profit (revenue less cost of services excluding depreciation and amortization) and Segment gross profit margin. Reconciliations of these measures to the most directly comparable GAAP financial measures are contained herein. To the extent required, statements disclosing the definitions, utility and purposes of these measures are also set forth herein.

PAYA Q3 2020 Earnings Release	Page 2 of 12

We have included Payment volume, Adjusted EBITDA, Reconciliation of Net income, (loss) to Adjusted Net Income, Segment gross profit (revenue less cost of services excluding depreciation and amortization) and Segment gross profit margin, which are measurements not calculated in accordance with US GAAP, in the discussion of our financial results because they are key metrics used by management to assess financial performance.

Definitions:

Payment volume is defined as the total dollar amount of all payments processed by our customers through our services.

Gross profit represents revenue less cost of services excluding depreciation and amortization.

Segment gross profit represents segment revenue less cost of services excluding depreciation and amortization.

Segment gross profit margin represents segment gross profit as a percentage of total segment revenue.

Adjusted EBITDA represents earnings before interest expense, income taxes, depreciations, and amortization, or EBITDA and further adjustments to EBITDA to exclude certain non-cash items and other non-recurring items that management believes are not indicative of ongoing operations to come to Adjusted EBITDA.

Adjusted Net Income represents net income (loss) adjusted to exclude amortization and certain non-cash items and other non-recurring items that management believes are not indicative of ongoing operations to come to Adjusted Net Income.

Utility and Purposes:

The Company discloses EBITDA, Adjusted EBITDA, and Adjusted Net Income because these non-GAAP measures are key measures used by its management to evaluate our business, measure its operating performance and make strategic decisions. We believe EBITDA, Adjusted EBITDA, and Adjusted Net Income are useful for investors and others in understanding and evaluating our operations results in the same manner as its management. However, EBITDA, Adjusted EBITDA, and Adjusted Net Income are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, income before income taxes, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze our business would have material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in our industry may report measures titled EBITDA, Adjusted EBITDA, and Adjusted Net Income or similar measures, such non-GAAP financial measures may be calculated differently from how we calculate non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider EBITDA, Adjusted EBITDA and Adjusted Net Income alongside other financial performance measures, including net income and our other financial results presented in accordance with GAAP.

Investor Contact:

Matt Humphries, CFA

Head of Investor Relations

matt.humphries@paya.com

Media Contact:

Kerry Close
212-784-5717
kclose@groupgordon.com

PAYA Q3 2020 Earnings Release	Page 3 of 12

Exhibit 1

Paya Holdings Inc.

Consolidated Statements of Operations

($ in millions)

(unaudited)

	Three Months Ended September 30,		Change
	2020	2019	Amount	%
Revenue	$51.8	$50.6	$1.2	2.4%

Cost of services exclusive of depreciation and amortization	(25.9)	(24.8)	(1.1)	4.4%
Selling, general & administrative expenses	(14.0)	(16.3)	2.3	-14.1%
Depreciation and amortization	(6.0)	(5.8)	(0.2)	3.4%
Income from operations	5.9	3.7	2.2	59.5%
Other income (expense)
Interest expense	(4.1)	(5.1)	1.0	-19.6%
Other income (expense)	-	0.7	(0.7)	NM
Total other expense	(4.1)	(4.4)	0.3	-6.8%

Income (loss) before income taxes	1.8	(0.7)	2.5	NM
Income tax benefit (expense)	(0.2)	0.1	(0.3)	NM
Net income (loss)	$1.6	$(0.6)	$2.2	NM

	Nine Months Ended September 30,		Change
	2020	2019	Amount	%
Revenue	$152.0	$152.2	$(0.2)	-0.1%

Cost of services exclusive of depreciation and amortization	(75.3)	(76.0)	0.7	-0.9%
Selling, general & administrative expenses	(43.5)	(50.4)	6.9	-13.7%
Depreciation and amortization	(18.0)	(16.6)	(1.4)	8.4%
Income from operations	15.2	9.2	6.0	65.2%
Other income (expense)
Interest expense	(13.5)	(15.3)	1.8	-11.8%
Other income (expense)	-	0.5	(0.5)	NM
Total other expense	(13.5)	(14.8)	1.3	-8.8%

Income (loss) before income taxes	1.7	(5.6)	7.3	NM
Income tax benefit (expense)	(0.1)	1.7	(1.8)	NM
Net income (loss)	$1.6	$(3.9)	$5.5	NM

PAYA Q3 2020 Earnings Release	Page 4 of 12

Exhibit 2

Paya Holdings Inc.

Condensed Consolidated Balance Sheet Data

($ in millions)

	September 30,	December 31,
	2020	2019
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$32.3	$26.0
Trade receivables, net	18.7	15.2
Receivable from parent	2.9	24.3
Other current assets	7.7	3.1
Funds held for clients	63.2	74.5
Total current assets	$124.8	$143.1

Noncurrent assets:
Property and equipment, net and Other long-term assets	12.4	11.0
Goodwill and Intangibles, net	315.8	330.3
Total Assets	$453.0	$484.4

Liabilities and member’s equity
Current liabilities:
Trade payables	7.5	2.7
Accrued and Other current liabilities	13.9	15.4
Accrued revenue share	8.2	7.6
Client funds obligations	62.5	74.3
Total current liabilities	$92.1	$100.0

Noncurrent liabilities:
Deferred tax liability, net and Other long-term liabilities	25.5	25.8
Long-term debt	220.5	224.2
Total liabilities	$338.1	$350.0

Stockholders’ Equity:
Additional Paid-in-Capital	126.3	147.3
Accumulated deficit	(11.4)	(12.9)
Total stockholders’ equity	114.9	134.4
Total liabilities and stockholders’ equity	$453.0	$484.4

PAYA Q3 2020 Earnings Release	Page 5 of 12

Exhibit 3

Paya Holdings Inc.

Condensed Consolidated Cash Flow Data

($ in millions)

(unaudited)

	Nine Months Ended September 30,	Nine Months Ended September 30,
	2020	2019
Cash and cash equivalents, beginning of period	$26.0	$14.2

CASH FLOW FROM OPERATING ACTIVITIES
Net income, (loss)	1.6	(3.9)
Adjustments
Depreciation & amortization expense	18.0	16.6
Deferred tax benefit	(0.4)	(9.1)
Other non-cash items	3.1	1.5
Changes in operating assets and liabilities	(6.0)	11.7
NET CASH PROVIDED BY OPERATING ACTIVITIES	16.3	16.8

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment, net of impact of business acquisitions and Purchases of customer lists	(5.0)	(4.4)
NET CASH USED IN INVESTING ACTIVITIES	(5.0)	(4.4)

CASH FLOWS FROM FINANCING ACTIVITIES
Other financing activities	(5.0)	(2.3)
NET CASH USED IN FINANCING ACTIVITIES	(5.0)	(2.3)

Net change in cash and cash equivalents	6.3	10.1

Cash and cash equivalents, end of period	$32.3	$24.3

PAYA Q3 2020 Earnings Release	Page 6 of 12

Exhibit 4

Paya Holdings Inc.

Segment revenue, gross profit (revenue less cost of services excluding depreciation and amortization), gross profit margin

($ in millions)

(unaudited)

	Three months ended September 30,		Change
	2020	2019	Amount	%
Integrated Solutions
Segment revenue	$30.4	$29.6	$0.8	2.7%
Segment gross profit	$16.2	$16.0	$0.2	1.3%
Segment gross profit margin	53.3%	54.1%

Payment Services
Segment revenue	$21.4	$21.0	$0.4	1.9%
Segment gross profit	$9.7	$9.8	$(0.1)	-1.0%
Segment gross profit margin	45.3%	46.7%

	Nine months ended September 30,		Change
	2020	2019	Amount	%
Integrated Solutions
Segment revenue	$89.9	$89.4	$0.5	0.6%
Segment gross profit	$48.0	$46.8	$1.2	2.6%
Segment gross profit margin	53.4%	52.3%

Payment Services
Segment revenue	$62.1	$62.8	$(0.7)	-1.1%
Segment gross profit	$28.7	$29.3	$(0.6)	-2.0%
Segment gross profit margin	46.2%	46.7%

PAYA Q3 2020 Earnings Release	Page 7 of 12

Exhibit 5

Paya Holdings Inc.

Reconciliation of Net income (loss) to EBITDA and Adjusted EBITDA

($ in millions)

(unaudited)

		For the three months ended September 30,
		2020	2019

Net income (loss)		$1.6	$(0.6)
Depreciation & amortization		6.0	5.8
Tax benefit		0.2	(0.1)
Interest and other expense		4.1	4.4
EBITDA		$11.9	$9.5

Transaction-related expenses	(a)	0.5	-
Stock based compensation	(b)	0.4	0.5
Restructuring costs	(c)	0.1	1.2
Discontinued IT service costs	(d)	-	0.6
Management fees and expenses	(e)	0.3	0.3
Other costs	(g)	0.3	0.1
Total adjustments		1.6	2.7
Adjusted EBITDA		$13.5	$12.2
Adjusted EBITDA Margin		26.1%	24.1%

		For the nine months ended September 30,
		2020	2019

Net income (loss)		$1.6	$(3.9)
Depreciation & amortization		18.0	16.6
Tax benefit		0.1	(1.8)
Interest and other expense		13.4	14.8
EBITDA		33.1	25.7

Transaction-related expenses	(a)	0.9	4.1
Stock based compensation	(b)	1.1	1.1
Restructuring costs	(c)	1.3	3.0
Discontinued IT service costs	(d)	-	2.0
Management fees and expenses	(e)	0.9	0.8
Sage carve-out expenses	(f)	-	0.9
Other costs	(g)	1.0	0.2
Total adjustments		5.2	12.1
Adjusted EBITDA		$38.3	$37.8
Adjusted EBITDA Margin		25.2%	24.8%

PAYA Q3 2020 Earnings Release	Page 8 of 12

Paya Holdings Inc.

Reconciliation of Net income (loss) to EBITDA and Adjusted EBITDA Definitions

(a)	Represents professional service fees related to business combinations such as legal fees, consulting fees, accounting advisory fees, and other costs.
(b)	Represents non-cash charges associated with stock-based compensation expense, which has been, and will continue to be for the foreseeable future, a significant recurring expense in our business and an important part of our compensation strategy.
(c)	Represents costs associated with restructuring plans designed to streamline operations and reduce costs including costs associated with the relocation of headquarters from Reston, VA to Atlanta, GA and certain staff restructuring charges, including severance.
(d)	Represents costs incurred to retire certain tools, applications and services that are no longer in use.
(e)	Represents advisory fees associated with the former owner that we will not be required to pay post public transaction.
(f)	Expenses related to carving out the entity from former Corporate owner Sage PLC including rebranding, technology implementation, consulting and transitional service agreement expenses.
(g)	Represents non-operational gains or losses, non-standard project expense, non-operational legal expense and other.

PAYA Q3 2020 Earnings Release	Page 9 of 12

Exhibit 6

Paya Holdings Inc.

Reconciliation of Net income (loss) to Adjusted Net Income

($ in millions)

(unaudited)

		For the three months ended September 30,
		2020	2019

Net income (loss)		$1.6	$(0.6)

Amortization add back	(a)	5.0	4.9

Transaction-related expenses	(b)	0.5	-
Stock based compensation	(c)	0.4	0.5
Restructuring costs	(d)	0.1	1.2
Discontinued IT service costs	(e)	-	0.6
Management fees and expenses	(f)	0.3	0.3
Other costs	(h)	0.3	0.1
Total adjustments		6.6	7.6
Adjusted Net Income		$8.2	$7.0

		For the nine months ended September 30,
		2020	2019

Net income (loss)		$1.6	$(3.9)

Amortization add back	(a)	15.1	14.7

Transaction-related expenses	(b)	0.9	4.1
Stock based compensation	(c)	1.1	1.1
Restructuring costs	(d)	1.3	3.0
Discontinued IT service costs	(e)	-	2.0
Management fees and expenses	(f)	0.9	0.8
Sage carve-out expenses	(g)	-	0.9
Other costs	(h)	1.0	0.2
Total adjustments		20.3	26.8
Adjusted Net Income		$21.9	$22.9

PAYA Q3 2020 Earnings Release	Page 10 of 12

Paya Holdings Inc.

Reconciliation of Net income (loss) to Adjusted Net Income Definitions

(a)	Represents acquisition related amortization expense.
(b)	Represents professional service fees related to business combinations such as legal fees, consulting fees, accounting advisory fees, and other costs.
(c)	Represents non-cash charges associated with stock-based compensation expense, which has been, and will continue to be for the foreseeable future, a significant recurring expense in our business and an important part of our compensation strategy.
(d)	Represents costs associated with restructuring plans designed to streamline operations and reduce costs including costs associated with the relocation of headquarters from Reston, VA to Atlanta, GA and certain staff restructuring charges, including severance.
(e)	Represents costs incurred to retire certain tools, applications and services that are no longer in use.
(f)	Represents advisory fees associated with the former owner that we will not be required to pay post public transaction.
(g)	Expenses related to carving out the entity from former Corporate owner Sage PLC including rebranding, technology implementation, consulting and transitional service agreement expenses.
(h)	Represents non-operational gains or losses, non-standard project expense, non-operational legal expense and other.

PAYA Q3 2020 Earnings Release	Page 11 of 12

Exhibit 7

Paya Holdings Inc.

Payment Volume

($ in millions)

(unaudited)

	For the three months ended September 30,		Change
	2020	2019	Amount	%
Payment volume	$8,657.8	$8,043.5	614.3	7.6%

	For the nine months ended September 30,		Change
	2020	2019	Amount	%
Payment volume	$24,092.0	$23,473.8	618.2	2.6%

PAYA Q3 2020 Earnings Release	Page 12 of 12